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                                                                  Exhibit 9.1(j)

                                 AMENDMENT NO. 9
                            TO VOTING TRUST AGREEMENT


                  Amendment No. 9 dated as of September 16, 1999 (the "Amendment"), to the Voting Trust Agreement, dated as of July 1, 1991, as amended (the "Voting Trust Agreement"), by and between Richard Young, Sharon Conroy and Vincent Young, as Trustees under the Agreement of Trust dated December 31, 1990, and Vincent Young and Richard Young, as trustees (the "Trustees").

                  WHEREAS, Richard Young desires to transfer 18,000 shares (the "Shares") of Class B Common Stock, $.001 par value, of Young Broadcasting Inc., a Delaware corporation, deposited by him and held pursuant to the voting trust (the "Voting Trust") created by the Voting Trust Agreement; and

                  WHEREAS, the Trustees desire to amend Exhibit A to the Voting Trust Agreement to reflect the removal of the Shares from the Voting Trust.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

                  1. All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Voting Trust Agreement.

                  2. The Voting Trust Agreement is hereby amended by amending Exhibit A thereto to give the effect to the removal of the Shares from the Voting Trust.

                  3. A copy of Exhibit A, as so amended, is attached hereto and made a part hereof.

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                  4. Except as amended hereby, the Voting Trust Agreement shall remain in full force and effect. The Trustees shall give notice of this Amendment to the registered owners of Trust Certificates.

                  IN WITNESS WHEREOF, the Trustees have executed this Amendment as of the date and year first above written.


                                               -------------------------
                                               Vincent Young, as Trustee


                                               -------------------------
                                               Richard Young, as Trustee

                  The undersigned, being collectively the registered owners of Trust Certificates representing a majority of the aggregate number of shares represented by all outstanding Trust Certificates, hereby consent to the foregoing Amendment No. 9 to the Voting Trust Agreement as of the date first above written.


                                               -------------------------------
                                               Vincent Young, as Trustee under
                                               the Agreement of Trust dated
                                               December 31, 1990


                                               -------------------------------
                                               Richard Young

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                                    Exhibit A
                                    ---------

Name of Stockholder                                       Number of Shares
-------------------                                       ----------------

Sharon Conroy                                                  16,070
Richard Young                                                   6,042
Vincent Young, as Trustee under                                 4,522
         the Agreement of Trust dated
         December 31, 1990 F/B/O Rachel Young
Vincent Young, as Trustee under                                 4,522
         the Agreement of Trust dated
         December 31, 1990 F/B/O Kinley Young
Vincent Young, as Trustee under                                 4,522
         the Agreement of Trust dated
         December 31, 1990 F/B/O Alexander Young
Vincent Young, as Trustee under                                 4,522
         the Agreement of Trust dated
         December 31, 1990 F/B/O Tyler Young
Vincent Young, as Trustee under                                15,172
         the Agreement of Trust dated
         December 31, 1990 F/B/O Thomas T. Allan
Vincent Young, as Trustee under                                 7,100
         the Agreement of Trust dated
         December 31, 1990 F/B/O Margaret Young
Vincent Young, as Trustee under                                 7,100
         the Agreement of Trust dated
         December 31, 1990 F/B/O Kelly Young
                                                               69,572
                                                               ======

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